PLEDGE AND SECURITY AGREEMENT

                                EFTC CORPORATION

                  THIS PLEDGE AND SECURITY AGREEMENT, dated as of September 30, 1997, is by EFTC CORPORATION, a Colorado corporation ("Pledgor") to BANK ONE, COLORADO, N.A., ("Agent") for the ratable benefit of the Banks under that certain Credit Agreement dated as of September 30, 1997, by and among Pledgor (as Borrower thereunder), Agent, and the Banks, with such Credit Agreement, as hereafter amended, modified or extended by the parties thereto referred to as the "Credit Agreement".


                                    Recitals

                  A. The Banks are willing to extend credit facilities to Pledgor subject to the terms and conditions of the Credit Agreement. One of the terms of the Credit Agreement is the requirement for execution and delivery of this Pledge Agreement by Pledgor.

                  B. In order to induce the Banks to enter into the Credit Agreement, Pledgor is willing to enter into this Pledge Agreement to secure the due and punctual performance of the obligations of Pledgor under the Credit Agreement.


                                    AGREEMENT

                  NOW, THEREFORE, the parties hereto agree as follows:
     1. Defined Terms. (a) As used herein, the following terms shall have the following meanings:

                           "Pledge   Agreement"   shall  mean  this  Pledge  and
                  Security Agreement, as the same may be further amended, supplemented or otherwise modified from time to time.

                  "Pledged Collateral" shall mean the Pledged Stock and all Proceeds.

                           "Pledged  Stock"  shall  mean the  shares of  capital
                  stock or limited liability company membership interests of each Subsidiary Issuer listed in Schedule I hereto, in each case together with all stock certificates, options, warrants or rights of any nature whatsoever that may be issued or granted by any Subsidiary Issuer to the Pledgor in respect of the Pledged Stock while this Pledge Agreement is in effect.

                           "Proceeds" shall have the meaning given thereto by
                  C.R.S. 4-9-306.

                           "Subsidiary  Issuer" shall mean each of the companies
                  listed on Schedule 1 hereto, each of which is a wholly-owned Subsidiary of Pledgor except that Pledgor

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                  owns a 51% membership interest in of Circuit Test
                  International, L.C. and Airhub Services Group, LLC.

                           (b) Unless otherwise defined herein,  the capitalized
                   terms used herein which are defined in, or by reference in, the Credit Agreement shall have the meanings specified therein.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import shall refer to this Pledge Agreement as a whole and not to any particular provision of this Pledge Agreement, and section, subsection, exhibit and schedule references are to this Pledge Agreement unless otherwise specified.

                  2. Pledge and Grant of Security Interest. For value received and to induce the Banks to make the Loans and otherwise to extend credit to Borrower, Pledgor, for the ratable benefit of the Banks, hereby pledges, charges, assigns, transfers and delivers, by way of a first lien, security interest and assignment, to Agent, and grants a security interest to Agent in, all of its right, title and interest in and to the Pledged Collateral as security for all present and future obligations and liabilities of all kinds of Pledgor to the Banks under the Loan Instruments or hereunder, whether incurred by Pledgor as maker, endorser, drawer, acceptor, guarantor, accommodation party or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint or several, and howsoever or whensoever incurred by Pledgor or acquired by any Bank (collectively referred to as the "Obligations").

                  3. Delivery; Stock Powers; Endorsements. All certificates or instruments representing or evidencing the Pledged Stock pledged pursuant to
Section 2 hereof have previously been delivered or are being delivered to and held by Agent concurrently with the execution of this Pledge Agreement and are in suitable form for transfer by delivery, endorsed in blank or accompanied by duly executed undated instruments of transfer or assignments in blank, having attached thereto or to such certificates all requisite federal, state or provincial stock transfer tax stamps, all in form and substance satisfactory to Agent. UCC-1 financing statements pertaining to uncertificated membership interests in limited liability Subsidiary Issuers are being delivered to Agent concurrently with the execution of this Pledge Agreement and are in suitable form so that when filed will perfect the first priority security interest of the Agent in such securities.

                  4.       Warranties, Covenants and Agreements of Pledgor.

                  Pledgor warrants, covenants and agrees that:

                  (a) the Subsidiary Issuers are all of the directly-owned Subsidiaries of the Pledgor, and the Pledged Stock, consisting of the shares of the Subsidiary Issuers listed on Schedule 1 hereto, is all of the issued and outstanding common stock or other equity interests in the Subsidiary Issuers, except that the membership interest of Pledgor in each of Circuit Test International, L.C. and Airhub Services Group, LLC listed on Schedule 1 and pledged hereby represents 51% of the issued and outstanding of each of those companies.

                  (b)      except for the security interests granted hereby,




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                              (i)  Pledgor  is,  and  as to  Pledged  Collateral
                  acquired after the date hereof, Pledgor shall and will be at the time of acquisition, the owner and holder of the Pledged Collateral free from any adverse claim, security interest, encumbrance, lien, charge, or other right, title or interest of any person other than Agent and covenants that at all times the Pledged Collateral will be and remain free of all such
                  adverse  claims,   security  interests,   or  other  liens  or
                  encumbrances;

                             (ii) Pledgor has full power and lawful authority to
                  enter into this Pledge and Security Agreement and to sell, assign and transfer the Pledged Collateral to Agent and to grant to Agent a first and prior security interest therein as herein provided, all of which have been duly authorized by all necessary corporate action;

                             (iii) the execution and delivery and the performance hereof are not in contravention of any charter, article of incorporation or by-law provision, or of any indenture, agreement or undertaking to which Pledgor is a party or by which Pledgor or its property is bound;

                             (iv) this Pledge and Security Agreement constitutes
                  the valid and legally binding obligation of Pledgor enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                             (v) Pledgor will defend the Pledged Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. Any officer, agent or representative acting for or on behalf of Pledgor in connection with this Pledge and Security Agreement or any aspect hereof, or entering into or executing this Pledge and Security Agreement on behalf of Pledgor, has been duly authorized to do so, and is fully empowered to act for and represent Pledgor in connection with this Pledge and Security Agreement and all matters related thereto or in connection therewith.

                           (c) (i) Pledgor has not heretofore signed any financing statement or security agreement which covers any of the Pledged Collateral, and no such financing statement or security agreement is now on file in any public office (other than such financing statements and security agreements, if any, which have been terminated or will be terminated as of the Effective Date).

                              (ii) As long as any amount  remains  unpaid on any
                  of the Obligations or under any agreements entered into in connection with the Obligations, except as expressly permitted by any such agreements, (A) Pledgor will not enter into or execute any security agreement or financing statement covering the Pledged Collateral, other than those security agreements and financing statements in favor of Agent hereunder, and further (B) there will not be on file in any public office any financing statement or statements (or any documents or papers filed as such) covering the Pledged Collateral, other than financing statements in favor of Agent



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                  hereunder,  unless in any case the prior  written  consent  of
                  Agent shall have been obtained.

                             (iii) At the  request of Agent,  Pledgor  will join
                  Agent in executing such documents as Agent may determine from time to time to be necessary or desirable under provisions of any applicable laws in effect where the Pledged Collateral is located or where Pledgor conducts business; without limiting the generality of the foregoing, Pledgor agrees to join Agent, at Agent's request, in executing one or more financing statements or other instruments in form satisfactory to Agent, and Pledgor will pay the costs of filing or recording the same, or of filing or recording this Pledge Agreement, in all public offices at any time and from time to time whenever filing or recording of any such financing statement or of this Pledge Agreement is deemed by Agent to be necessary or desirable. In connection with the foregoing, it is agreed and understood between the parties hereto (and Agent is hereby authorized to carry out and implement this agreement and understandings, and Pledgor hereby agrees to pay the costs thereof) that Agent may, at any time or times, file as a financing statement any counterpart, copy or reproduction of this Pledge Agreement.

                  (d) In the event that Pledgor receives any promissory notes or evidences of indebtedness of Borrower or any Subsidiary Issuer, Pledgor shall hold the same in trust as property of the Banks and forthwith assign, pledge and deliver the same to Agent for the ratable benefit of the Banks.

                  5.  Rights of Agent and Pledgor Related to Pledged Collateral.

                  Agent may from time to time following the occurrence of an Event of Default, as defined in Section 7 hereof:

                  (a) Transfer any of the Pledged Collateral into the name of Agent or its nominee.

     (b) Notify parties obligated on any of the Pledged Collateral to make payment to Agent of any amounts due or to become due thereunder.

                  (c) Enforce collection of any of the Pledged Collateral by suit or otherwise; surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto; and exercise all other rights of Pledgor in any of the Pledged Collateral, except as hereinafter provided with respect to income from or interest on the Pledged Collateral and except that, prior to an Event of Default, Pledgor may exercise its voting and consensual rights with respect to any Pledged Collateral constituting voting securities.

       (d) Take possession or control of any proceeds of the Pledged Collateral.

                  Until the occurrence of an Event of Default, Pledgor shall have the right to receive all income from or interest on the Pledged Collateral, and if Agent receives any such income or interest prior to the occurrence of an Event of Default, Agent shall pay the same promptly to Pledgor, except that in the case of securities or other property distributed by way of a dividend or



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otherwise  with  respect to the Pledged  Collateral,  such  securities  or other property (other than cash) shall be promptly delivered to Agent to be held as Pledged Stock or other Pledged Collateral hereunder. Upon the occurrence of an Event of Default, Pledgor will not demand or receive any income from or interest on the Pledged Collateral, and if Pledgor receives any such income or interest without any demand by it, the same shall be held by Pledgor in trust for Agent in the same medium in which received, shall not be commingled with any assets of Pledgor and shall be delivered to Agent in the form received, properly endorsed to permit collection, not later than the next business day following the day of its receipt. Agent shall promptly apply the net cash received from such income or interest to payment of any of the Obligations, provided that Agent shall account for and pay over to Pledgor any such income or interest remaining after payment in full of the Obligations then outstanding.

                  So long as no Event of Default or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing:

                           (i) Pledgor shall be entitled to exercise any and all
                  voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or the Credit Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if, in Agent's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and, provided, further, that upon the request of Agent, Pledgor shall give Agent at least five days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such rights; and

                           (ii) Agent shall  execute and deliver (or cause to be
                  executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above.

                  Agent shall never be under any obligation to collect, attempt to collect, protect or enforce the Pledged Collateral or any security therefor, which Pledgor agrees and undertakes to do at Pledgor's expense, but Agent may do so in its discretion at any time after the occurrence of an Event of Default and at such time Agent shall have the right to take any steps by judicial process or otherwise as it may deem proper to effect the collection of all or any portion of the Pledged Collateral or to protect or to enforce the Pledged Collateral or any security therefor. All expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred or paid by Agent in connection with any such collection or attempt to collect the Pledged Collateral or actions to protect or enforce the Pledged Collateral or any security therefor shall be borne by Pledgor or reimbursed by Pledgor to Agent upon demand. The proceeds received by Agent as a result of any such actions in collecting or enforcing or protecting the Pledged Collateral shall be held by Agent without liability for interest thereon and shall be promptly applied by Agent as Agent may deem appropriate toward payment of any of the Obligations secured hereby in such order or manner as Agent may elect.

                  In  the  event  Agent   shall  pay  any  taxes,   assessments,
interests, costs, penalties or expenses incident to or in connection with the collection of the Pledged Collateral or protection or



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enforcement of the Pledged  Collateral or any security therefor,  Pledgor,  upon demand of Agent, shall pay to Agent the full amount thereof with interest at a rate per annum (based on a 360-day year for the actual number of days involved) from the date expended by Agent until repaid equal to the sum of three percent (3%) plus the Prime Rate in effect under and defined by the Credit Agreement. So long as Agent shall be entitled to any such payment, this Pledge Agreement shall operate as security therefor as fully and to the same extent as it operates as security for payment of the other Obligations secured hereunder, and for the enforcement of such repayment, Agent shall have every right and remedy provided hereunder for enforcement of payment of the Obligations.

                  6.       Further Assurances; Agent as Agent.

                  Pledgor agrees to take such actions and to execute such stock or bond powers and such other or different writings as Agent may request (and irrevocably authorizes Agent to execute such writings as Pledgor's agent and attorney-in-fact) further to perfect, confirm and assure Agent's security interest in the Pledged Collateral and to assist Agent's realization thereon including, without limitation, the right to receive, indorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof except to the extent Pledgor is entitled to receive any cash dividend pursuant to Section 5.

                  7.       Event of Default.

                  The occurrence of any of the following shall constitute an "Event of Default" hereunder:

                  (a) Failure of Pledgor to pay any Obligation (including any installment of principal or interest thereon) when due and payable (after the expiration of any grace period provided by the applicable Loan Instruments), whether at maturity, by notice of intention to prepay or otherwise;

                  (b) Default in the timely performance by Pledgor of any obligation or covenant contained herein or an Event of Default under the Credit Agreement or any other Collateral Document to which Pledgor is a party;

                  (c) Any representation or warranty made by Pledgor herein or in any other agreement with or instrument delivered to Agent, or any statement or representation made in any certificate, report or opinion delivered in connection herewith or in connection with any such other agreement or instrument that proves to be false or misleading in any material respect when made; or

                  (d) The insolvency of Pledgor, the admission by Pledgor of its inability to pay its debts as they become due, the commencement of any case by or against Pledgor under any bank ruptcy or insolvency law (and, in the event such case is not instituted by Pledgor, it shall remain undismissed or unstayed for a period 30 days or any of the actions sought in such proceeding shall occur), or the making by Pledgor of any assignment for the benefit of creditors.

                  8.       Rights and Remedies of Agent Upon Default.

                  If an Event of Default shall have occurred:

                  (a) Agent shall have and may exercise with reference to the Pledged Collateral and the Obligations any or all of the rights and remedies of a secured party under the Uniform Commercial Code ("UCC"), as applicable, and as otherwise granted herein or under any other applicable law or under any other agreement now or hereafter in effect executed by Pledgor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Pledged Collateral and any part or parts thereof in any manner authorized or permitted under said UCC after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and expenses thereby incurred by Agent and toward payment of the Obligations in such order or manner as Agent may elect. Specifically and without limiting the foregoing, Agent shall have the right to take possession of all or any part of the Pledged Collateral or any security thereof and of all books, records, papers and documents of Pledgor or in Pledgor's possession or control relating to the Pledged Collateral which are not already in Agent's possession, and for such purpose may enter upon any premises upon which any of the Pledged Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, Pledgor expressly waives any notice of sale or other disposition of the Pledged Collateral and all other rights or remedies of Pledgor or formalities prescribed by law relative to sale or disposition of the Pledged Collateral or exercise of any other right or remedy of Agent existing after default hereunder; and to the extent any such notice is required and cannot be waived, Pledgor agrees that if such notice is given in the manner provided in Section 14 hereof at least ten days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice. Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed thereof, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Upon notice by Agent to Pledgor, Agent or its nominee or nominees shall have the sole and exclusive right to exercise all voting and consensual powers pertaining to the Pledged Collateral or any part thereof and may exercise such powers in such manner as Agent may elect.

                  (c) All dividends, payments of interest and other distributions of every character made upon or in respect of the Pledged Collateral or any part thereof shall be deemed to be Pledged Collateral and shall be paid directly to and shall be held by Agent as additional Pledged Collateral pledged under and subject to this Pledge Agreement.

                  (d) All rights to marshaling of assets of Pledgor, including any such right with respect to the Pledged Collateral, are hereby waived by Pledgor.

                  (e) All recitals in any instrument of assignment or any other instrument executed by Agent incident to sale, lease, transfer, assignment or other disposition, lease or utilization of the Pledged Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by Agent or of any fact, condition or thing incident thereto, and all requisites of such sale or other



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action or of any fact,  condition or thing  incident  thereto  shall be presumed conclusively to have been performed or to have occurred.

                  9.       Special Provisions for Pledged Stock.

                  Pledgor hereby acknowledges that the sale by Agent of any of the Pledged Stock pursuant to the terms hereof in compliance with applicable federal or state securities laws (as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect, the "Securities Laws") may require strict limitations as to the manner in which Agent or any subsequent transferee of the Pledged Stock may dispose of such securities. Pledgor understands that in order to protect Agent's interest it may be necessary to sell the Pledged Stock at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering requested under the Securities Laws. Pledgor has no objection to a sale in such a manner.

                  10.      Application of Proceeds by Agent.

                  In the event Agent sells or otherwise disposes of the Pledged Collateral in the course of exercising the remedies provided for in Section 8 hereof, any amounts held, realized or received by Agent pursuant to the provisions hereof, including the proceeds of the sale of any of the Pledged Collateral or any part thereof, shall be applied by Agent first toward the payment of any costs and expenses incurred by Agent in enforcing this Pledge Agreement, in realizing on or protecting any Pledged Collateral and in enforcing or collecting any Obligations or any guaranty thereof, including, without limitation, the reasonable, actual attorneys' fees and expenses incurred by Agent (all of which costs and expenses are secured by the Pledged Collateral), all of which costs and expenses Pledgor agrees to pay, and then as provided in the Credit Agreement. Any amounts and any Pledged Collateral remaining after such application and after payment to the Banks of all of the Obligations in full shall be paid or delivered to Pledgor, its successor or assigns, or as a court of competent jurisdiction may direct.

                  Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Agent accords its own property, it being understood that Agent shall not have any responsibility for (x) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Agent has or is deemed to have knowledge of such matters or (y) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  11.      Absolute Interest.

                  (a) So long as any Obligations are unsatisfied, all rights of Agent hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any provision of the Credit Agreement, any agreement with respect to the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other agreement or instrument,
(iii) any exchange, release or non-perfection of any Pledged Collateral, or any release or amendment or waiver of or any consent to or departure from any guarantee, for all or any of the Obligations or (iv) any other circumstance which might constitute a defense available to, or a discharge of, Pledgor in respect of the Obligations or this Pledge Agreement.

                  (b) This Pledge Agreement shall not be construed as relieving Pledgor from full liability on the Obligations and any and all future and other indebtedness secured hereby and for any deficiency thereon.

                  (c) Agent is hereby subrogated to all of Pledgor's interests, rights and remedies in respect to the Pledged Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

                  12.      Termination.

                  This Pledge Agreement and the security interests created hereunder shall terminate when all the Obligations have been indefeasibly paid in full and when Agent has no further obligation to extend credit under the Credit Agreement, at which time Agent shall execute and deliver to Pledgor all documents which Pledgor shall reasonably request to evidence termination of such security interest and shall return physical possession of any Pledged Collateral then held by Agent to Pledgor; provided, however, that all indemnities of Pledgor contained in this Pledge Agreement shall survive, and remain in full force and effect regardless of the termination of the security interest of this Pledge Agreement.

                  13.      Additional Information.

                  Pledgor agrees to furnish Agent from time to time such additional information and copies of such documents relating to this Pledge
Agreement, the Pledged Collateral, the Obligations and Pledgor's financial condition to the extent and at such times as provided under Section 5.1(h) of the Credit Agreement as Agent may reasonably request.

                  14.      Notices.

                  Any communication, notice or demand to be given hereunder shall be in writing (including telex and facsimile communication) and mailed, sent by facsimile, or delivered,

                  if to Pledgor,

                           EFTC Corporation
                           9351 Grant Street
                           Horizon Terrace, 6th Floor
                           Denver, Colorado 80229
                           Attention:    Stuart Fuhlendorf
                                         Vice President and
                                         Chief Financial Officer
                           Facsimile:    (303) 451-8210
                  and if to Agent,

                           Bank One, Colorado, N.A.
                           1125 Seventeenth Street, 3rd Floor
                           Denver, Colorado 80202
                           Attention:    David L. Ericson
                                         Vice President
                           Facsimile:    (303) 297-4435

as to each party, at such other address or numbers as shall be designated by either party hereto to the other party in a written notice. All such notices and communications shall be effective (a) when received, if mailed by registered or certified mail or physically delivered, (b) five (5) days after being sent by mail, if sent by ordinary mail, and (c) upon confirmation of transmission, if sent by telex or telecopier, addressed in each case as aforesaid.

                  15.      Indemnity and Expenses.

                  The Pledgor agrees to indemnify Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Pledge Agreement (including, without limitation, enforcement of this Pledge Agreement and other Collateral Documents, and all claims and demands of all persons at any time claiming the Pledged Collateral or any interest therein), except claims, losses or liabilities resulting from Agent's gross negligence or willful misconduct. Pledgor agrees to pay on demand all out-of-pocket expenses of the Agent (including the reasonable fees and expenses of Agent's attorneys, experts and agents) in any way relating to the enforcement or protection of the rights of the Banks hereunder and further agrees that the Pledged Collateral secures such payment.

                  16.      No Waiver; Cumulative Rights.

                  No failure on the part of Agent to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Agent of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to Agent or allowed it by law or other agreement shall be cumulative and not exclusive of any other and may be exercised by Agent from time to time.

                  17.      GOVERNING LAW; CONSENT TO JURISDICTION.

                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO, WITHOUT, HOWEVER, GIVING EFFECT TO THE CONFLICTS OF LAW PROVISIONS THEREOF. PLEDGOR, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY (a) AGREES THAT ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE SUBJECT MATTER HEREOF MAY BE INSTITUTED IN ANY COURT OF APPROPRIATE JURISDICTION IN THE CITY AND COUNTY OF DENVER, COLORADO;

(b) WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF SUCH ACTION, SUIT OR PROCEEDING OR ANY CLAIM OF FORUM NON CONVENIENS; (c) SUBMITS ITSELF TO THE NON-EXCLUSIVE JURISDICTION OF ANY SUCH COURT, FOR THE PURPOSES OF SUCH ACTION, SUIT OR PROCEEDING; (d) WAIVES ANY IMMUNITY FROM JURISDICTION TO WHICH IT MIGHT OTHERWISE BE ENTITLED IN ANY SUCH ACTION, SUIT OR PROCEEDING WHICH MAY BE INSTITUTED IN ANY SUCH COURT, AND WAIVES ANY IMMUNITY FROM THE MAINTAINING OF AN ACTION AGAINST IT TO ENFORCE IN ANY SUCH COURT, ANY JUDGMENT FOR MONEY OBTAINED IN SUCH ACTION, SUIT OR PROCEEDING AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY IMMUNITY FROM EXECUTION; AND (e) AGREES THAT ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING BROUGHT BY PLEDGOR AGAINST AGENT OR OTHER LENDING PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE SUBJECT MATTER HEREOF SHALL BE INSTITUTED IN SUCH COURTS.

                  18.      JURY TRIAL.

                  PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE SUBJECT MATTER HEREOF. THE PROVISIONS OF THIS SECTION 18 ARE A MATERIAL INDUCEMENT FOR AGENT AND THE BANKS TO ENTER INTO THIS PLEDGE AGREEMENT AND THE CREDIT AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN AND THEREIN. PLEDGOR HEREBY ACKNOWLEDGES THAT IT HAS REVIEWED THE PROVISIONS OF THIS SECTION 18 WITH ITS INDEPENDENT COUNSEL.

                  19.      Inconsistency of Agreements.

                  In case of any inconsistency between this Pledge Agreement and the Credit Agreement, the provisions of the Credit Agreement shall be controlling except with respect to Sections 1 and 2 hereof as to which the terms of this Pledge Agreement shall be controlling.

                  20.      Execution in Counterparts.

                  This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed as of the date first above written.

                                      EFTC CORPORATION


                                      By:/s/
                                         Name: Stuart W. Fuhlendorf
                                         Title: Vice President and
                                                Chief Financial Officer


                                      BANK ONE, COLORADO, N.A.


                                      By: /s/
                                          Name: David L. Ericson
                                          Title:   Vice President

                                   SCHEDULE I

                          Pledge and Security Agreement

                                EFTC CORPORATION

                          DESCRIPTION OF PLEDGED STOCK
                              OF SUBSIDIARY ISSUERS


                                                          Stock                                          % Shares
        ISSUER               Class of Stock            Certificate            No. of Shares            Outstanding
                                                           No.                                          by Pledgor



                           ACKNOWLEDGMENT AND CONSENT

                  The undersigned, CURRENT ELECTRONICS, INC. (the "Issuer"), hereby (i) acknowledges receipt of the attached Pledge and Security Agreement, dated as of September 30, 1997 (the "Pledge Agreement") made by EFTC CORPORATION ("Pledgor") with and in favor of BANK ONE, COLORADO, N.A., as Agent (the "Agent") for the Banks under that certain Credit Agreement (as defined in the Pledge Agreement), (ii) consents to the pledge pursuant to the Pledge Agreement of the shares of stock of the Issuer owned by Pledgor and listed in Schedule I thereto (the "Pledged Stock"), (iii) agrees to notify the Agent promptly in writing of the breach of any warrant or covenant or the occurrence of any of the events described in Sections 4 or 7 of the Pledge Agreement and (iv) agrees that, if an Event of Default has occurred, (a) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as provided in the Credit Agreement, and (b) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee and the Agent or its nominee may thereafter exercise all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders or otherwise, and any and all rights of conversion, exchange, subscription or any other rights, privileges or options existing at such time and pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such share of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions (as it may determine to be appropriate), all without liability to the Agent except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing).

                  Capitalized terms used herein but not defined have the meanings specified in the Pledge Agreement.

                  This Acknowledgment and Consent when executed by the Issuer and accepted by the Agent by executing the acceptance at the foot hereof, shall be deemed to be a contract under the laws of Colorado and for all purposes, shall be construed in accordance with the laws of said jurisdiction.

                                                     CURRENT ELECTRONICS, INC.

                                                     By: /s/
                                                       Name:Stuart W. Fuhlendorf
                                                       Title:
ACCEPTED:

BANK ONE, COLORADO, N.A.,
as Agent for the Banks

By:  /s/
     Name: David L. Ericson
     Title:   Vice President

                           ACKNOWLEDGMENT AND CONSENT

                  The undersigned, CIRCUIT TEST, INC. (the "Issuer"), hereby (i) acknowledges receipt of the attached Pledge and Security Agreement, dated as of September 30, 1997 (the "Pledge Agreement") made by EFTC CORPORATION ("Pledgor") with and in favor of BANK ONE, COLORADO, N.A., as Agent (the "Agent") for the Banks under that certain Credit Agreement (as defined in the Pledge Agreement),
(ii) consents to the pledge pursuant to the Pledge Agreement of the shares of stock of the Issuer owned by Pledgor and listed in Schedule I thereto (the "Pledged Stock"), (iii) agrees to notify the Agent promptly in writing of the breach of any warrant or covenant or the occurrence of any of the events described in Sections 4 or 7 of the Pledge Agreement and (iv) agrees that, if an Event of Default has occurred, (a) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as provided in the Credit Agreement, and (b) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee and the Agent or its nominee may thereafter exercise all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders or otherwise, and any and all rights of conversion, exchange, subscription or any other rights, privileges or options existing at such time and pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such share of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions (as it may determine to be appropriate), all without liability to the Agent except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing).

                  Capitalized terms used herein but not defined have the meanings specified in the Pledge Agreement.

                  This Acknowledgment and Consent when executed by the Issuer and accepted by the Agent by executing the acceptance at the foot hereof, shall be deemed to be a contract under the laws of Colorado and for all purposes, shall be construed in accordance with the laws of said jurisdiction.

                                                     CIRCUIT TEST, INC.

                                                     By: /s/
                                                       Name:Stuart W. Fuhlendorf
                                                       Title:
ACCEPTED:

BANK ONE, COLORADO, N.A.,
as Agent for the Banks

By:   /s/
     Name: David L. Ericson
     Title:   Vice President

                           ACKNOWLEDGMENT AND CONSENT

                  The undersigned, CTLLC ACQUISTION CORP. (the "Issuer"), hereby
(i) acknowledges receipt of the attached Pledge and Security Agreement, dated as of September 30, 1997 (the "Pledge Agreement") made by EFTC CORPORATION ("Pledgor") with and in favor of BANK ONE, COLORADO, N.A., as Agent (the "Agent") for the Banks under that certain Credit Agreement (as defined in the Pledge Agreement), (ii) consents to the pledge pursuant to the Pledge Agreement of the shares of stock of the Issuer owned by Pledgor and listed in Schedule I thereto (the "Pledged Stock"), (iii) agrees to notify the Agent promptly in writing of the breach of any warrant or covenant or the occurrence of any of the events described in Sections 4 or 7 of the Pledge Agreement and (iv) agrees that, if an Event of Default has occurred, (a) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as provided in the Credit Agreement, and (b) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee and the Agent or its nominee may thereafter exercise all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders or otherwise, and any and all rights of conversion, exchange, subscription or any other rights, privileges or options existing at such time and pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such share of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions (as it may determine to be appropriate), all without liability to the Agent except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing).

                  Capitalized terms used herein but not defined have the meanings specified in the Pledge Agreement.

                  This Acknowledgment and Consent when executed by the Issuer and accepted by the Agent by executing the acceptance at the foot hereof, shall be deemed to be a contract under the laws of Colorado and for all purposes, shall be construed in accordance with the laws of said jurisdiction.

                                                     CTLLC ACQUISITION CORP.

                                                     By: /s/
                                                       Name:Stuart W. Fuhlendorf
                                                       Title:
ACCEPTED:

BANK ONE, COLORADO, N.A.,
as Agent for the Banks

By:   /s/
     Name: David L. Ericson
     Title:   Vice President

                           ACKNOWLEDGMENT AND CONSENT

                  The undersigned, CIRCUIT TEST INTERNATIONAL, LC (the "Issuer"), hereby (i) acknowledges receipt of the attached Pledge and Security Agreement, dated as of September 30, 1997 (the "Pledge Agreement") made by EFTC CORPORATION ("Pledgor") with and in favor of BANK ONE, COLORADO, N.A., as Agent (the "Agent") for the Banks under that certain Credit Agreement (as defined in the Pledge Agreement), (ii) consents to the pledge pursuant to the Pledge Agreement of the shares of stock of the Issuer owned by Pledgor and listed in
Schedule I thereto (the "Pledged Stock"), (iii) agrees to notify the Agent promptly in writing of the breach of any warrant or covenant or the occurrence of any of the events described in Sections 4 or 7 of the Pledge Agreement and
(iv) agrees that, if an Event of Default has occurred, (a) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as provided in the Credit Agreement, and (b) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee and the Agent or its nominee may thereafter exercise all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders or otherwise, and any and all rights of conversion, exchange, subscription or any other rights, privileges or options existing at such time and pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such share of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions (as it may determine to be appropriate), all without liability to the Agent except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing).

                  Capitalized terms used herein but not defined have the meanings specified in the Pledge Agreement.

                  This Acknowledgment and Consent when executed by the Issuer and accepted by the Agent by executing the acceptance at the foot hereof, shall be deemed to be a contract under the laws of Colorado and for all purposes, shall be construed in accordance with the laws of said jurisdiction.

                                                  CIRCUIT TEST INTERNATIONAL, LC

                                                  By: /s/
                                                    Name:   Stuart W. Fuhlendorf

ACCEPTED:

BANK ONE, COLORADO, N.A.,
as Agent for the Banks

By:   /s/
     Name: David L. Ericson
     Title:   Vice President

                           ACKNOWLEDGMENT AND CONSENT

                  The undersigned, AIRHUB SERVICES GROUP, LLC (the "Issuer"), hereby (i) acknowledges receipt of the attached Pledge and Security Agreement, dated as of September 30, 1997 (the "Pledge Agreement") made by EFTC CORPORATION ("Pledgor") with and in favor of BANK ONE, COLORADO, N.A., as Agent (the "Agent") for the Banks under that certain Credit Agreement (as defined in the Pledge Agreement), (ii) consents to the pledge pursuant to the Pledge Agreement of the shares of stock of the Issuer owned by Pledgor and listed in Schedule I thereto (the "Pledged Stock"), (iii) agrees to notify the Agent promptly in writing of the breach of any warrant or covenant or the occurrence of any of the events described in Sections 4 or 7 of the Pledge Agreement and (iv) agrees that, if an Event of Default has occurred, (a) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as provided in the Credit Agreement, and (b) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee and the Agent or its nominee may thereafter exercise all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders or otherwise, and any and all rights of conversion, exchange, subscription or any other rights, privileges or options existing at such time and pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such share of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions (as it may determine to be appropriate), all without liability to the Agent except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing).

                  Capitalized terms used herein but not defined have the meanings specified in the Pledge Agreement.

                  This Acknowledgment and Consent when executed by the Issuer and accepted by the Agent by executing the acceptance at the foot hereof, shall be deemed to be a contract under the laws of Colorado and for all purposes, shall be construed in accordance with the laws of said jurisdiction.

                                                     AIRHUB SERVICES GROUP, LLC

                                                       By: /s/
                                                       Name:Stuart W. Fuhlendorf
                                                       Title:
ACCEPTED:

BANK ONE, COLORADO, N.A.,
as Agent for the Banks

By:  /s/
     Name: David L. Ericson
     Title:   Vice President